UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 8, 2004

SYNOPSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19807	56-1546236
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 East Middlefield Road
Mountain View, California 94043

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (650) 584-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On July 9, 2004, Synopsys, Inc. and Monolithic System Technology, Inc. (MoSys) announced the settlement of their litigation relating to the termination by Synopsys of the merger agreement dated February 23, 2004 between the parties. Under the terms of their settlement agreement, Synopsys and MoSys agreed to settle the merger termination lawsuit filed by MoSys without further liability or payment to one another, and MoSys agreed to dismiss its lawsuit.  The full terms of the settlement are set forth in the settlement agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated here by reference.  The press release announcing the settlement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated here by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Exhibit Number	Description
10.6	Settlement Agreement, dated July 8, 2004, by and among Synopsys, Inc., Mountain Acquisition Sub, Inc. and Monolithic System Technology, Inc.
99.1	Press Release of Synopsys, Inc., dated July 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOPSYS, INC.

Date: July 14, 2004	By:	/s/ Rex S. Jackson
Rex S. Jackson
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.6	Settlement Agreement, dated July 8, 2004, by and among Synopsys, Inc., Mountain Acquisition Sub, Inc. and Monolithic System Technology, Inc.
99.1	Press Release of Synopsys, Inc., dated July 9, 2004.